UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 4, 2014

Cognizant Technology Solutions Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24429	13-3728359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Glenpointe Centre West 500 Frank W. Burr Blvd. Teaneck, New Jersey	07666
(Address of Principal Executive Offices)	(Zip Code)

(201) 801-0233

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02.	Results of Operations and Financial Condition.

On February 5, 2014, Cognizant Technology Solutions Corporation, a Delaware corporation (the “Company”), issued a press release to report the Company’s financial results for the quarter and fiscal year ended December 31, 2013. The full text of the press release is attached to this current report on Form 8-K as Exhibit 99.1.*

Item 8.01.	Other Events.

On February 4, 2014, the Board of Directors of the Company declared a two-for-one stock split on the Company’s Class A Common Stock, par value $0.01 per share (the “Class A Common Stock”) in the form of a 100% stock dividend. Holders of record of Class A Common Stock as of February 21, 2014 will be entitled to one additional share of Class A Common Stock for each share of Class A Common Stock held at the close of business on such date. The stock distribution is expected to occur on or about March 7, 2014. As of February 3, 2014, there were 303,877,415 shares of Class A Common Stock issued and outstanding.

Forward-Looking Statements:

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements we make regarding our expectations as to the distribution date of the stock dividend. Forward-looking statements are based on our current expectations and assumptions, the accuracy of which is necessarily subject to risks, uncertainties, and assumptions as to future events that may not prove to be accurate. Actual results could differ materially from those expressed or implied by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include unexpected events or circumstances that may be outside the Company’s control that might cause the distribution date to occur significantly before or after March 7, 2014. Cognizant undertakes no obligation to update or revise such forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Cognizant Technology Solutions Corporation, dated February 5, 2014.

*	The information in Item 2.02 and Exhibit 99.1 of this current report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION

By:	/s/ Steven Schwartz

Name:	Steven Schwartz

Title:	Executive Vice President, Chief Legal and Corporate Affairs Officer

Date: February 5, 2014

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release of Cognizant Technology Solutions Corporation, dated February 5, 2014